Note L - Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

8.              SEGMENT INFORMATION

The Company has determined that its continuing operations are one discrete segment consisting of biometric products. Geographically, North American sales accounted for approximately 97% and 91% of the Company’s total sales for the three months ended September 30, 2013 and 2012, respectively, and were approximately 97% and 93% of the Company’s total sales for the nine months ended September 30, 2013 and 2012, respectively.

NOTE L—SEGMENT INFORMATION

The Company has determined that its continuing operations are one discrete segment consisting of Biometric products. Geographically, North American sales accounted for approximately 93% and 54% of the Company’s total sales for fiscal years 2012 and 2011, respectively. Of the 46% of the 2011 non-North American sales, 43% was sales to Africa.